Exhibit 23.1

Audit • Tax • Advisory

Grant Thornton LLP 201 S. College Street Suite 2500
Charlotte, NC 28244

T 704.632.3500 F 704.334.7704 www.GrantThornton.com

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated March 23, 2010, with respect to the financial statements and schedule of Freedom Group, Inc. contained in the Registration Statement and Prospectus.  We consent to the use of the aforementioned report in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption “Experts.”

/s/ GRANT THORNTON LLP

Charlotte, North Carolina
May 17, 2010

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd

Audit • Tax • Advisory Grant Thornton LLP 201 South College Street Suite 2500
Charlotte, NC 28244

T 704.632.3500
F 704.377-7701 www.GrantThornton.com

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTING FIRM

We have issued our report dated July 2, 2009, with respect to the financial statements of RACI Holding, Inc. contained in the Registration Statement and Prospectus.  We consent to the use of the aforementioned report in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption “Experts.”

/s/ GRANT THORNTON LLP

Charlotte, North Carolina
May 17, 2010

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd

Audit • Tax • Advisory

Grant Thornton LLP
300 N Greene Street, Suite 800 Greensboro, NC 27401-2198

T 336.271.3900 F 336.271.3910 www.GrantThornton.com

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTING FIRM

We have issued our report dated August 13, 2009, with respect to the financial statements of Defense Procurement/Manufacturing Services, Inc. contained in the Registration Statement and Prospectus.  We consent to the use of the aforementioned report in the Registration Statement and Prospectus, and to the use of our name as it appears under the caption “Experts.”

/s/ GRANT THORNTON LLP

Greensboro, North Carolina

May 17, 2010

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd